Exhibit 99.2
First Watch Restaurant Group, Inc. Announces Retirement of Chief Financial Officer Mel Hope and Transition Plan

BRADENTON, Fla., February 24, 2026 (GLOBE NEWSWIRE) — First Watch Restaurant Group, Inc. (Nasdaq: FWRG) (“First Watch” or the “Company”), the leading Daytime Dining concept serving breakfast, brunch and lunch, announced today that Chief Financial Officer Mel Hope has informed the Company of his intent to retire later this year. The Company has commenced a process to identify his successor, considering both internal and external candidates. It is expected that Hope will remain as Chief Financial Officer until his successor is in place to ensure a seamless transition and serve as an advisor to the Company for a period thereafter.

“Mel joined us with decades of experience and was invaluable in guiding our IPO process,” said Chris Tomasso, CEO and President of First Watch. “For nearly eight years, he has served as a steady hand and confidant – ushering our Company into multiple stages of growth and success. In true Mel fashion, he has positioned us well for this next phase – complete with a strong financial leadership team in place and his commitment to work with us through his successor’s transition. On behalf of our entire team, I’d like to thank Mel for his many contributions and leadership. We wish him and his family all the best in this next stage of life.”

Hope joined First Watch in 2018. During his career, which began in 1984, Hope served as CFO of Popeye’s Louisiana Kitchen, was a partner with PricewaterhouseCoopers, LLC and held executive positions with several privately-owned organizations and startup ventures.

“It has been an honor and my pleasure to serve as First Watch’s CFO, and to be part of this remarkable brand, working alongside our talented executive team,” said Hope. “The Company is well-positioned for continued and rapid growth, and I am committed to ensuring a smooth transition.”

About First Watch

First Watch is the leading Daytime Dining concept serving made-to-order breakfast, brunch and lunch using the freshest ingredients available. Guided by its “Follow the Sun” culinary philosophy, First Watch’s chef-driven menu rotates multiple times per year to feature the highest-quality flavors at their peak, offering elevated executions of classic favorites, fresh juices like the Kale Tonic, and fan favorites such as the Lemon Ricotta Pancakes, Quinoa Power Bowl and signature Million Dollar Bacon. For every kid’s meal served, First Watch proudly donates a portion to organizations and causes making a positive impact to our communities – raising approximately $2.0 million to date. A recipient of many “Best Breakfast” and “Best Brunch” awards, First Watch was voted #1 Best Breakfast by Newsweek’s Readers’ Choice Awards 2025, and also named 2025 and 2024’s #1 Most Loved Workplace in America by the Best Practice Institute – an accolade most recently featured in The Wall Street Journal – after appearing on the list in 2022 and 2023, as well. With a commitment to quality, hospitality and community, First Watch is redefining Daytime Dining across more than 630 First Watch restaurants in 32 states. For more information, visit www.firstwatch.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements discuss our current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to any historical or current facts. These statements may include words such as “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “outlook,” “potential,” “project,” “projection,” “plan,” “seek,” “may,” “could,” “would,” “will,” “should,” “can,” “can have,” “likely,” the negatives thereof and other similar expressions. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed herein, in our Annual Report on Form 10-K, including “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: our vulnerability to changes in consumer preferences and economic conditions such as inflation and recession; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants in existing markets; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same-restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; our vulnerability to food safety and food-borne illness concerns; unsuccessful financial performance of our franchisees, our limited control over our franchisees’ operations, our inability to maintain good relationships with our franchisees and conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media and artificial intelligence; our limited number of suppliers and distributors for several of our frequently used ingredients and shortages or disruptions in the supply or delivery of such ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify, hire, train and retain qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws, including trade and tax policies; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; failure to comply with covenants under our credit facility; and uncertainty regarding the Russia and Ukraine war, war and unrest in the Middle East and the related impact on macroeconomic conditions, including inflation, as a result of such conflicts or other related events. For additional discussion of factors that could impact our operational and financial results, please refer to our filings with the SEC, accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

Investor Relations Contact

Steven L. Marotta
941-500-1918
investors@firstwatch.com

Media Relations Contact

Jenni Glester
407-864-5823
jglester@firstwatch.com